Horizon Kinetics Energy and Remediation ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Chemicals-Specialty - 2.3%
Ecolab, Inc.	330	$84,259

Diagnostic Kits - 1.5%
IDEXX Laboratories, Inc. (a)	105	53,048

Electronic Measuring Instruments - 5.3%
Badger Meter, Inc.	440	96,101
Itron, Inc. (a)	920	98,265
		194,366

Engineering-Research & Development Services - 1.9%
Fluor Corp. (a)	1,430	68,225

Machinery-Electrical - 1.6%
Franklin Electric Co., Inc.	555	58,175

Machinery-General Industrial - 1.4%
IDEX Corp.	230	49,335

Machinery-Pumps - 5.7%
Flowserve Corp.	1,495	77,277
Watts Water Technologies, Inc. - Class A	295	61,121
Xylem, Inc.	500	67,515
		205,913

Oil Companies -Exploration & Production - 20.1%
ConocoPhillips	1,100	115,808
Diamondback Energy, Inc.	850	146,540
EOG Resources, Inc.	970	119,242
EQT Corp.	3,705	135,751
Expand Energy Corp. (b)	1,425	117,206
Occidental Petroleum Corp.	1,905	98,184
		732,731

Oil Companies -Integrated - 11.4%
Exxon Mobil Corp.	2,453	287,540
Suncor Energy, Inc.	3,465	127,928
		415,468

Oil-Field Services - 18.5%
Calfrac Well Services Ltd. (a)	11,935	33,218
CES Energy Solutions Corp.	24,705	136,788
Enerflex Ltd.	8,325	49,617
Liberty Energy, Inc.	3,465	66,147
Oil States International, Inc. (a)	11,300	51,980
Schlumberger NV	2,115	88,724
Secure Energy Services, Inc.	8,705	78,805
STEP Energy Services Ltd. (a)(c)	16,600	47,062
TETRA Technologies, Inc. (a)	13,600	42,160
Trican Well Service Ltd.	22,415	79,144
		673,645

Oil-US Royalty Trusts - 11.6%
Permian Basin Royalty Trust	4,760	56,596
PrairieSky Royalty Ltd.	6,955	141,525
Sabine Royalty Trust	493	30,453
San Juan Basin Royalty Trust	9,483	35,087
Texas Pacific Land Corp.	180	159,253
		422,914

Pipelines - 8.5%
Cheniere Energy, Inc.	785	141,174
Williams Cos., Inc.	3,655	166,851
		308,025

Water Treatment Systems - 5.8%
Energy Recovery, Inc. (a)	2,440	42,432
Pentair PLC	945	92,411
Veralto Corp.	666	74,499
		209,342
TOTAL COMMON STOCKS (Cost $3,172,858)		3,475,446

TOTAL INVESTMENTS - 95.6% (Cost $3,172,858)		3,475,446
Money Market Deposit Account - 7.6% (d)(e)		277,101
Liabilities in Excess of Other Assets - (3.2)%		(116,827)
TOTAL NET ASSETS - 100.0%		$3,635,720

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $115,973 which represented 3.2% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $47,062 or 1.3% of the Fund’s net assets.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

(e)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $119,145 which represented 3.3% of net assets.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Horizon Kinetics Energy and Remediation ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,475,446	$–	$–	$3,475,446
Total Investments	$3,475,446	$–	$–	$3,475,446

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$2,688,948	73.9%
Canada	694,087	19.2
United Kingdom	92,411	2.5
Other Assets in Excess of Other Assets	160,274	4.4
	$3,635,720	100.0%